                              EXHIBIT 24

                          POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


February 22, 1999                  /S/ MARY D. DECI
                                   Mary D. Deci

                              EXHIBIT 24

                          POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


March 22, 1999                     /S/ JOHN MCCORMACK
                                  John McCormack

                              EXHIBIT 24

                          POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


February 22, 1999                  /S/ DUANE A. CARR
                                   Duane A. Carr

                              EXHIBIT 24

                          POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


February 22, 1999                  /S/ WILLIAM E. GOGGIN
                                   William E. Goggin

                              EXHIBIT 24

                          POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


February 22, 1999                  /S/ CHARLES W. JENNINGS
                                  Charles W. Jennings

                              EXHIBIT 24

                          POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


February 22, 1999                  /S/ DAVID D. ROSLUND
                                   David D. Roslund

                              EXHIBIT 24

                          POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


February 22, 1999                  /S/ PHILLIP G. PEASLEY
                                   Phillip G. Peasley

                              EXHIBIT 24

                          POWERS OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1998, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


         DATE                                SIGNATURE


February 22, 1999                  /S/ EDWARD B. GRANT
                                   Edward B. Grant